January 14, 2016 F I N A N C I A L R E S U L T S 4Q15

4Q15 Financial highlights

ROTCE[1]	CET1 ratio[2]	Overhead ratio[3]	Net payout ratio LTM[4]
11%	11.6%	60%	48%

- 4Q15 net income of $5.4B and EPS of $1.32
  - Revenue of $23.7B[3]
  - Adjusted expense of $13.6B[5] and adjusted overhead ratio of 57%[5]
- Fortress balance sheet
  - Balance sheet down by ~$220B in 2015, driven by reduction in non-operating deposits of ~$200B[6]
  - Average Core loans[7] up 16% YoY and 5% QoQ
  - Basel III Fully Phased-In CET1 capital of $173B[2], Advanced CET1 ratio of 11.6%[2] and Standardized CET1 ratio of 11.7%[2]
- Delivered strong capital return
  - $2.6B[8] of net capital returned to shareholders in 4Q15, including $1.0B of net repurchases[9]
  - Common dividend of $0.44 per share

Significant items ($mm, excluding EPS)

	Pretax	Net income[10]	EPS[10]
Firmwide Legal Related	($130)	($99)	($0.03)

Firmwide Legal Related	Pretax	NI[10]	EPS[10]
Legal Expense	($644)	($417)	($0.11)
Legal Benefit[11]	514	318	0.08
Total	**($130)**	**($99)**	**($0.03)**

[1] See note 2 on slide 20
[2] Represents estimated common equity Tier 1 ("CET1") capital and ratio under the Basel III Fully Phased-In capital rules to which the Firm will be subject to as of January 1, 2019. See note 3 on slide 20
[3] See note 1 on slide 20
[4] Last twelve months ("LTM"). Net of employee issuance
[5] See note 4 on slide 20
[6] Reduction in non-operating deposits also includes balances previously reported in CP sweep accounts
[7] See note 1 on slide 21
[8] Net of employee issuance
[9] The repurchase amount is presented on a settlement-date basis
[10] Assumes a tax rate of 38% for items that are tax deductible
[11] Legal Benefit related to a settlement, recognized in Other Revenue in Corporate

FINANCIAL RESULTS

1

JPMORGAN CHASE & CO.

F I N A N C I A L R E S U L T S Note: Certain prior period amounts have been revised; see note 2 on slide 21 1 See note 1 on slide 20 2 Actual numbers for all periods, not over/(under) 3 See note 2 on slide 20 4 See note 4 on slide 20 $B, excluding EPS 2 4Q15 ROE O/H ratio CCB 18% 56% CIB 10% 63% CB 15% 43% AM 21% 72% $ O/(U) 4Q15 3Q15 4Q14 Net interest income $11.5 $0.3 $0.2 Noninterest revenue 12.2 (0.1) – Revenue (FTE)1 23.7 0.2 0.2 Expense 14.3 (1.1) (1.1) Credit costs 1.3 0.6 0.4 Reported net income $5.4 ($1.4) $0.5 Net income applicable to common stockholders $4.9 ($1.4) $0.4 Reported EPS $1.32 ($0.36) $0.13 ROE2 9% 12% 9% ROTCE2,3 11 15 11 Overhead ratio1,2 60 65 65 Memo: Adjusted expense 4 $13.6 ($0.4) ($0.7) Memo: Adjusted overhead ratio 1,2,4 57% 60% 61% 4Q15 Financial results1

F I N A N C I A L R E S U L T S Note: Certain prior period amounts have been revised; see note 2 on slide 21 1 See note 1 on slide 20 2 Actual numbers for all periods, not over/(under) 3 See note 2 on slide 20 4 See note 4 on slide 20 $B, excluding EPS 3 $ O/(U) FY2015 FY2014 FY2014 Net interest income $44.6 $44.6 – Noninterest revenue 52.0 53.3 (1.3) Revenue (FTE)1 96.6 97.9 (1.3) Expense 59.0 61.3 (2.3) Credit costs 3.8 3.1 0.7 Reported net income $24.4 $21.7 $2.7 Net income applicable to common stockholders $22.4 $20.1 $2.3 Reported EPS $6.00 $5.29 $0.71 ROE2 11% 10% ROTCE2,3 13 13 Overhead ratio1,2 61 63 Memo: Adjusted expense 4 $56.0 $58.4 ($2.4) Memo: Adjusted overhead ratio 1,2,4 58% 60% Full year 2015 financial results1 FY2015: Net charge-offs of $4.1B

Balance Sheet, NII/NIM & G-SIB

Assets ($B)



Average
$2,511
($103)B
$2,408
Δ
Cash[1] $439
Securities $351
Secured financing[2] $330
Trading assets[3] $414
Loans[4] $732
Other[5] $197
Goodwill $48
Cash[1] $401
Securities $298
Secured financing[2] $307
Trading assets[3] $366
Loans[4] $810
Other[5] $180
Goodwill $47
($38)
($53)
($23)
($48)
$78
($17)
($1)
4Q14
4Q15
EOP
$2,572
($221)B
$2,352
Δ
Cash[1] $512
Securities $348
Secured financing[2] $326
Trading assets[3] $399
Loans[4] $743
Other[5] $196
Goodwill $48
Cash[1] $361
Securities $291
Secured financing[2] $311
Trading assets[3] $344
Loans[4] $824
Other[5] $174
Goodwill $47
($151)
($57)
($15)
($55)
$81
($22)
($1)
4Q14
4Q15

Deposits ($B)



Average
($22)B
$1,299
$1,277
Δ
Deposits ex. CCB $801
Deposits ex. CCB $732
($70)
CCB $498
CCB $546
$48
4Q14
4Q15
EOP
($83)B
$1,363
$1,280
Δ
Non-operating
Deposits ex. CCB $861
Operating[7]
Non-operating
Deposits ex. CCB $722
Operating[7]
($138)
CCB $503
CCB $558
$55
4Q14
4Q15

Balance Sheet and NII/NIM commentary

- EOP balance sheet lower by ~$220B YoY, driven by:
  - Non-operating deposits down ~$200B[6]
  - CIB markets assets and CIO investment securities reductions, partially offset by loan growth
- Loans-to-deposit ratio of 65%, up 9% since year-end 2014
- Firm NII up $310mm QoQ and NIM up 7bps QoQ to 2.23%

G-SIB commentary

- Method 2 G-SIB surcharge estimated at 3.5%, down from 4.5% at 4Q14
- Method 1 G-SIB surcharge estimated at or near 2.0%[8] down from 2.5% at 4Q14
- Driven by continued execution of G-SIB actions since 4Q14
  - Reduction in non-operating deposits of ~$200B[6]
  - Decrease in level 3 assets of more than $15B
  - Reduction of OTC derivative notionals of $15T+

Note: Certain prior period amounts have been revised; see notes 2 and 3 on slide 21, numbers may not sum due to rounding

[1] Includes cash and due from banks and deposits with banks

[2] Includes Fed funds sold and securities purchased under resale agreements and securities borrowed

[3] Includes firmwide debt, derivative and equity trading assets

[4] Net of allowance for loan losses, blue shading denotes Consumer loans

[5] Includes accrued interest and accounts receivable, premises and equipment, mortgage servicing rights, other intangible assets and other assets

[6] Reduction in non-operating deposits also includes balances previously reported in CP sweep accounts

[7] Includes operating deposits and also includes Retail/SME balances in AM, collateralized deposits, CIB initial margin and certain time deposits

[8] Based on flat 2014 market denominators; subject to FX and denominator changes

FINANCIAL RESULTS

4

JPMORGAN CHASE & CO.

Fortress balance sheet and returns[1]

$B, except where noted

	4Q15	3Q15	4Q14
Basel III Advanced Fully Phased-In[2]			
CET1	$173	$172	$165
CET1 ratio	11.6%	11.4%	10.2%
Tier 1 capital	$199	$198	$185
Tier 1 capital ratio	13.3%	13.1%	11.4%
Total capital	$220	$220	$206
Total capital ratio	14.6%	14.5%	12.7%
Risk-weighted assets	$1,499	$1,513	$1,619
Firm SLR[3]	6.5%	6.4%	5.6%
Bank SLR[3]	6.6	6.5	5.8
HQLA[4,5]	$496	$505	$600
Total assets (EOP)	$2,352	$2,417	$2,572
Tangible common equity (EOP)	$176	$174	$166
Tangible book value per share[6]	$48.13	$47.36	$44.60

4Q15 Basel III Standardized Fully Phased-In of 11.7%

Balance sheet down by ~$220B in 2015, driven by reduction in non-operating deposits of ~$200B[8]

- Firm is compliant with U.S. LCR[5] and Basel final NSFR[7]
- Firmwide total credit reserves of $14.3B

Note: Certain prior period amounts have been revised; see notes 2 and 3 on slide 21
[1] See notes on non-GAAP financial measures on slide 20
[2] Estimated for 4Q15, 3Q15 and 4Q14. Represents the capital rules the Firm will be subject to as of January 1, 2019. See note 3 on slide 20
[3] Estimated for 4Q15, 3Q15 and 4Q14. Represents the supplementary leverage rules the Firm will be subject to as of January 1, 2018. See note 3 on slide 20
[4] High quality liquid assets ("HQLA") represents the amount of assets that qualify for inclusion in the liquidity coverage ratio under the final U.S. rule ("U.S. LCR") for 4Q15 and 3Q15 as well as the estimated amount as of 4Q14, prior to the effective date of the final rule
[5] Estimated for 4Q15
[6] See note 2 on slide 20
[7] Estimate as of 3Q15
[8] Reduction in non-operating deposits also includes balances previously reported in CP sweep accounts

5

FINANCIAL RESULTS

JPMORGAN CHASE & CO.

Consumer & Community Banking[1]

$mm		$ O/(U)	
	4Q15	3Q15	4Q14
Net interest income	$7,184	$34	$56
Noninterest revenue	4,038	309	217
Revenue	11,222	343	273
Expense	6,272	35	(139)
Net charge-offs	1,038	73	(159)
Change in allowance	–	576	247
Credit costs	1,038	649	88
Net income	$2,407	($223)	$228
Key drivers/statistics ($B)[2]			
EOP Equity[3]	$51.0	$51.0	$51.0
ROE	18%	20%	16%
Overhead ratio	56	57	59
Average loans	$437.8	$421.9	$394.2
Average deposits	545.7	536.0	497.7
Client investment assets (EOP)	218.6	213.3	213.5
Number of branches	5,413	5,471	5,602
Active mobile customers (mm)	22.8	22.2	19.1
CCB households (mm)[4]	57.8	57.5	57.2

[1] See note 1 on slide 20
[2] Actual numbers for all periods, not over/(under)
[3] Equity is allocated to the sub-business segments with $5.0 billion and $3.0 billion of capital in 2015 and 2014, respectively, held at the CCB level related to legacy mortgage servicing matters
[4] The 3Q15 amount has been revised
[5] Based on FDIC 2015 Summary of Deposits survey per SNL Financial – excludes branches with greater than $500mm of deposits or identified as non-retail
[6] Based on disclosures by peers as of 3Q15
[7] Based on Inside Mortgage Finance as of 3Q15 for Servicer and Originator rankings
[8] Based on disclosures by peers and internal estimates as of 3Q15
[9] Based on Phoenix Credit Card Monitor for 12-month period ending September 2015; based on card accounts and revolving balance dollars
[10] Based on Nilson data as of 2014 and internal estimates
[11] Incremental vs. budget as of Investor Day 2015
[12] Includes employees and contractors

Leadership positions

Consumer & Business Banking

- Deposit volume growing at nearly twice the industry growth rate[5]
- Largest active mobile customer base among major U.S. banks[6] growing at 20% YoY

Mortgage Banking

- #2 mortgage originator and servicer[7]

Card, Commerce Solutions & Auto

- #1 credit card issuer in the U.S. based on loans outstanding[8]
- #1 U.S. co-brand credit card issuer[9]
- #1 wholly-owned merchant acquirer[10]

Headcount and expense

- Reduced expense by $0.7B for FY15 YoY
  - ~$1B excluding legal expense and incremental investments[11]
- Total headcount[12] down by ~12,000 in 2015 and ~43,000 from 2012

FINANCIAL RESULTS

6

JPMORGAN CHASE & CO.

F I N A N C I A L R E S U L T S Consumer & Community Banking Consumer & Business Banking $mm $ O/(U) 4Q15 3Q15 4Q14 Net interest income $2,609 $4 ($124) Noninterest revenue 1,978 28 152 Revenue 4,587 32 28 Expense 2,946 (10) (80) Credit costs 76 26 (12) Net income $968 $14 $107 Key drivers/statistics ($B)1 EOP Equity $11.5 $11.5 $11.0 ROE 32% 32% 31% Average total deposits $530.6 $519.4 $482.8 Deposit margin 1.83% 1.86% 2.11% Client investment assets (EOP) $218.6 $213.3 $213.5 Net new investment assets 1.9 2.8 3.3 Business Banking loan balances (Avg) 20.9 20.6 19.8 Business Banking loan originations 1.6 1.7 1.5 1 Actual numbers for all periods, not over/(under) Financial performance Key drivers  Net income of $968mm, up 12% YoY and 1% QoQ  Revenue of $4.6B, up 1% YoY and QoQ  Expense of $2.9B, down 3% YoY and flat QoQ  Average total deposits of $530.6B, up 10% YoY and 2% QoQ  Deposit margin of 1.83%, down 28 bps YoY and 3 bps QoQ  Client investment assets of $218.6B, up 2% YoY and QoQ  Average Business Banking loans of $20.9B, up 6% YoY and 1% QoQ  Business Banking loan originations of $1.6B, up 5% YoY but dow 6% seasonally QoQ 7

Consumer & Community Banking

Mortgage Banking

$mm		$ O/(U)	
	4Q15	3Q15	4Q14
Net interest income	$1,147	$35	$117
Noninterest revenue	533	90	(312)
Revenue	1,680	125	(195)
Expense	1,160	42	(136)
Net charge-offs[1]	59	18	(54)
Change in allowance[1]	–	575	100
Credit costs	59	593	46
Net income	$266	($336)	($72)

Key drivers/statistics ($B)[2]	4Q15	3Q15	4Q14
EOP equity	$16.0	$16.0	$18.0
ROE	6%	14%	7%
Mortgage originations[3]	$22.5	$29.9	$23.0
Average NCI[4] owned portfolio	179.1	165.5	135.3
EOP total loans serviced	910.1	929.0	948.8
ALL/nonaccrual loans retained[5]	34%	33%	39%
Net charge-off rate[1,5]	0.13	0.10	0.33

[1] Excludes purchased credit-impaired (PCI) write-offs of $46mm, $52mm, and $337mm for 4Q15, 3Q15, and 4Q14, respectively. See note 5 on slide 20

[2] Actual numbers for all periods, not over/(under)

[3] Firmwide mortgage origination volume was $24.7B, $32.2B, and $24.4B, for 4Q15, 3Q15, and 4Q14, respectively

[4] Non credit-impaired (NCI)

[5] Excludes the impact of PCI loans. The allowance for PCI loan losses was $2.7B, $2.8B and $3.3B at the end of 4Q15, 3Q15 and 4Q14, respectively. See note 5 on slide 20

Financial performance

- Net income of $266mm, down 21% YoY
- Revenue of $1.7B, down 10% YoY primarily on lower repurchase benefit and lower net servicing revenue, and up 8% QoQ primarily on higher MSR revenue
- Expense of $1.2B, down 10% YoY
- Credit costs up $46mm YoY and $593mm QoQ primarily on absence of loan loss reserve releases

Key drivers

- Mortgage originations of $22.5B, down 2% YoY and 25% QoQ
- Net charge-off rate[1] of 13bps, down 20bps YoY and up 3bps QoQ
- Average NCI[4] owned portfolio of $179.1B, up 32% YoY and 8% QoQ
- EOP total loans serviced of $910.1B, down 4% YoY and 2% QoQ

FINANCIAL RESULTS

8

JPMORGAN CHASE & CO.

Consumer & Community Banking

Card, Commerce Solutions & Auto

$mm	4Q15	$ O/(U) 3Q15	$ O/(U) 4Q14
Net interest income	$3,428	($5)	$63
Noninterest revenue	1,527	191	377
Revenue	4,955	186	440
Expense	2,166	3	77
Net charge-offs	903	29	(96)
Change in allowance	–	1	150
Credit costs	903	30	54
Net income	$1,173	$99	$193
EOP equity ($B)[1]	$18.5	$18.5	$19.0
ROE[1]	24%	22%	20%
Card Services – Key drivers/statistics ($B)[1]			
Average loans	$127.6	$126.3	$127.4
Sales volume[2]	130.8	126.6	123.6
Net revenue rate	12.54%	12.22%	11.47%
Net charge-off rate	2.42	2.41	2.69
30+ day delinquency rate	1.43	1.38	1.44
# of accounts with sales activity (mm)[2]	33.8	33.0	34.0
Commerce Solutions – Key drivers/statistics ($B)[1]			
Merchant processing volume	$258.2	$235.8	$230.2
# of total transactions (B)	11.7	10.4	10.3
Auto – Key drivers/statistics ($B)[1]			
Average loans and leased assets	$67.5	$64.5	$60.2
Loan and lease originations	9.2	8.1	6.9

Normalized[3]	4Q15	4Q14
Net rev. Rate:	11.93%	12.20%
NCO rate:	2.42%	2.48%

Note: Commerce Solutions, formerly known as Merchant Services, includes Chase Paymentech, ChaseNet and Chase Offers businesses

[1] Actual numbers for all periods, not over/(under)

[2] Excludes Commercial Card

[3] The net revenue rate for the fourth quarter of 2015 excludes a gain on the initial public offering of Square and other non-core items, and the net revenue rate and net charge-off rate for the fourth quarter of 2014 exclude the impact of non-core portfolio exits. See note 6 on Slide 20

Financial performance

- Net income of $1.2B, up 20% YoY
- Revenue of $5.0B, up 10% YoY and 4% QoQ
- Expense of $2.2B, up 4% YoY driven by higher auto lease depreciation
- Credit costs up 6% YoY, driven by the absence of loan loss reserve releases, largely offset by lower net charge-offs

Key drivers

Card Services

- Average loans of $127.6B, flat YoY and up 1% QoQ
- Sales volume[2] of $130.8B, up 6% YoY and 3% QoQ
- Net charge-off rate of 2.42%

Commerce Solutions

- Merchant processing volume of $258.2B, up 12% YoY and 9% QoQ
- Transaction volume of 11.7B, up 14% YoY and 13% QoQ

Auto

- Average loans and leased assets up 12% YoY and 5% QoQ
- Originations up 33% YoY and 14% QoQ

FINANCIAL RESULTS

9

JPMORGAN CHASE & CO.

Corporate & Investment Bank[1]

$mm	4Q15	$ O/(U) 3Q15	$ O/(U) 4Q14
Corporate & Investment Bank revenue	$7,069	($1,099)	($314)
Investment banking revenue[2]	1,470	(60)	(180)
Treasury Services[3]	901	2	(36)
Lending[3]	390	56	32
Total Banking[2]	2,761	(2)	(184)
Fixed Income Markets[2]	2,574	(359)	(79)
Equity Markets[2]	1,064	(339)	(79)
Securities Services	933	18	(161)
Credit Adjustments & Other	(263)	(417)	189
Total Markets & Investor Services[2]	4,308	(1,097)	(130)
Expense	4,436	(1,695)	(1,140)
Credit costs	81	(151)	140
Net income	$1,748	$284	$776
Key drivers/statistics ($B)[4]			
EOP equity	$62.0	$62.0	$61.0
ROE	10%	8%	5%
Overhead ratio	63	75	76
Comp/revenue	26	30	27
IB Fees ($mm)	$1,538	$1,612	$1,811
EOP loans	110.6	104.8	102.0
Average client deposits[5]	364.8	372.1	433.8
Assets under custody ($T)	19.9	19.7	20.5
ALL/EOP loans ex-conduits and trade[6,7]	1.88%	1.85%	1.82%
Net charge-off/(recovery) rate	0.02	0.01	(0.02)
Average VaR ($mm)	$52	$57	$40

Financial performance

- Net income of $1.7B on revenue of $7.1B
  - ROE of 10%; 11% adjusted for legal expense and reserve build[7]
- Banking revenue
  - IB revenue of $1.5B, down 11% YoY driven by lower debt underwriting fees, partially offset by higher advisory fees
    - Ranked #1 in Global IB fees for FY15
  - Treasury Services revenue of $901mm, down 4% YoY
  - Lending revenue of $390mm, up 9% YoY
- Markets & Investor Services revenue
  - Markets revenue, of $3.6B, down 1% YoY, excluding business simplification[6]
    - Fixed Income Markets of $2.6B, down 1% YoY, excluding business simplification[6]
    - Equity Markets of $1.1B, flat YoY, excluding business simplification[6]
  - Securities Services revenue of $933mm, down 15% YoY
  - Credit Adjustments & Other, a $263mm loss, reflecting impact of JPM spreads tightening
- Expense of $4.4B, down 20% YoY, driven by lower legal expense and lower compensation expense
- Credit costs of $81mm primarily reflecting higher reserves driven by Oil & Gas

Note: Certain prior period amounts have been revised; see note 2 on slide 21
[1] See note 1 on slide 20
[2] Effective in the second quarter of 2015, Investment banking revenue (formerly Investment banking fees) incorporates all revenue associated with investment banking activities, and is reported net of investment banking revenue shared with other lines of business; previously such shared revenue had been reported in Fixed Income Markets and Equity Markets. Prior periods have been revised to conform with the current period presentation
[3] Effective in the second quarter of 2015, Trade Finance revenue was transferred from Treasury Services to Lending. Prior periods have been revised to conform with the current period presentation
[4] Actual numbers for all periods, not over/(under)
[5] Client deposits and other third party liabilities pertain to the Treasury Services and Securities Services businesses
[6] See note 7 on slide 20
[7] ALL/EOP loans as reported was 1.18%, 1.19% and 1.07% for 4Q15, 3Q15, and 4Q14, respectively

FINANCIAL RESULTS

10

JPMORGAN CHASE & CO.

Commercial Banking[1]

$mm	4Q15	$ O/(U) 3Q15	4Q14
Revenue	$1,760	$116	($10)
Middle Market Banking	702	27	10
Corporate Client Banking	470	24	(54)
Commercial Term Lending	331	13	18
Real Estate Banking	138	15	18
Other	119	37	(2)
Expense	750	31	84
Credit costs	117	35	165
Net income	$550	$32	($143)
Key drivers/statistics ($B)[2]			
EOP equity	$14.0	$14.0	$14.0
ROE	15%	14%	19%
Overhead ratio	43	44	38
Gross IB Revenue ($mm)	$455	$382	$557
Average loans	165.9	159.2	145.7
Average client deposits	178.6	180.9	208.4
Allowance for loan losses	2.9	2.8	2.5
Nonaccrual loans	0.4	0.4	0.3
Net charge-off/(recovery) rate[3]	0.04%	–	0.08%
ALL/loans[3]	1.71	1.71	1.67

[1] See note 1 on slide 20
[2] Actual numbers for all periods, not over/(under)
[3] Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off/(recovery) rate
[4] CB's Commercial and Industrial (C&I) grouping is internally defined to include certain client segments (Middle Market, which includes nonprofit clients, and Corporate Client Banking) and does not align with regulatory definitions
[5] CB's Commercial Real Estate (CRE) grouping is internally defined to include certain client segments (Real Estate Banking, Commercial Term Lending and Community Development Banking) and does not align with regulatory definitions

Financial performance

- Net income of $550mm, down 21% YoY and up 6% QoQ
- Revenue of $1.8B, down 1% YoY and up 7% QoQ
- Credit costs of $117mm
  - Reserve build of ~$100mm driven by $60mm in Oil & Gas and $26mm in Metals & Mining
  - Net charge-off rate of 4bps, 12th consecutive quarter of single digit NCO rate or net recoveries
- Expense of $750mm, up 13% YoY and 4% QoQ largely reflecting impairment on leased corporate aircraft
- Average loan balances up 14% YoY and 4% QoQ
  - C&I[4] loans up 11% YoY, 4% QoQ
  - CRE[5] loans up 17% YoY, 4% QoQ
- Average client deposits of $179B, down 14% YoY and 1% QoQ largely on reduced non-operating deposits

FINANCIAL RESULTS

11

JPMORGAN CHASE & CO.

F I N A N C I A L R E S U L T S 4Q15 3Q15 4Q14 Revenue $3,045 $151 ($155) Global Investment Management 1,615 132 (125) Global Wealth Management 1,430 19 (30) Expense 2,196 87 (124) Credit costs 17 34 14 Net income $507 $32 ($33) Key drivers/statistics ($B)2 EOP equity $9.0 $9.0 $9.0 ROE 21% 20% 23% Pretax margin 27 28 27 Assets under management (AUM) $1,723 $1,711 $1,744 Client assets 2,350 2,323 2,387 Average loans 110.3 108.7 103.3 EOP loans 111.0 110.3 104.3 Average deposits 145.6 141.9 152.0 $ O/(U) Asset Management1 1 See note 1 on slide 20 2 Actual numbers for all periods, not over/(under) $mm Financial performance  Net income of $507mm, down 6% YoY and up 7% QoQ  Revenue of $3.0B, down 5% YoY and up 5% QoQ  Expense of $2.2B, down 5% YoY and up 4% QoQ  AUM of $1.7T, down 1% YoY and up 1% QoQ  Net outflows of $9B from long-term products and $1B from liquidity products, resulting in total AUM net outflows for the quarter of $10B  Client assets of $2.4T, down 2% YoY and up 1% QoQ  Record average loan balances of $110.3B, up 7% YoY and 1% QoQ  Average deposit balances of $145.6B, down 4% YoY and up 3% QoQ  Strong investment performance  80% of mutual fund AUM ranked in the 1st or 2nd quartiles over 5 years 12

F I N A N C I A L R E S U L T S $mm Corporate1 Financial performance Treasury and CIO  Treasury and CIO net income of $138mm, compared to a net loss of $40mm in 3Q15  Current quarter results include a pre-tax benefit of ~$178mm as a result of recognizing the unamortized discount on certain debt securities which were called at par Other Corporate  Net income of $84mm 1 See note 1 on slide 20 4Q15 3Q15 4Q14 Treasury and CIO $138 $178 $343 Other Corporate 84 (1,673) (668) Net income $222 ($1,495) ($325) $ O/(U) 13

Outlook

Firmwide

- Expect 1Q16 Firmwide NII and NIM to be flat to slightly up sequentially

Corporate & Investment Bank

- Expect 1Q16 Securities Services revenue to be ~$900mm mainly on seasonality

Consumer & Community Banking

- Expect Mortgage Banking NIR to be down by ~$700mm in 2016
- Expect Mortgage Banking NCOs to be ~$60mm per quarter in 2016
- Expect 1Q16 Card Services expense to be relatively flat sequentially
- Expect Card Services NCO rate to be ~2.5% in 2016

FINANCIAL RESULTS

14

JPMORGAN CHASE & CO.

Agenda Page 15 Appendix 15

Consumer credit – Delinquency trends1 16 Note: Home equity and prime mortgages exclude Asset Management, Corporate and government-insured loans 1 Excluding purchased credit-impaired and held-for-sale loans $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 Jun-15 Dec-15 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 Jun-15 Dec-15 Prime mortgage delinquency trend ($mm) Home equity delinquency trend ($mm) Subprime mortgage delinquency trend ($mm) Credit card delinquency trend ($mm) 30 – 149 day delinquencies 150+ day delinquencies 30 – 149 day delinquencies 150+ day delinquencies $0 $1,500 $3,000 $4,500 $6,000 $7,500 $9,000 $10,500 Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 Jun-15 Dec-15 30+ day delinquencies 30-89 day delinquencies $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 Jun-15 Dec-15 30 – 149 day delinquencies 150+ day delinquencies

Mortgage Banking and Card Services – Coverage ratios1 Mortgage Banking and Card Services credit data ($mm) O/(U) 4Q15 3Q15 4Q14 4Q14 Mortgage Banking (NCI) Net charge-offs $59 $41 $113 ($54) NCO rate 0.13% 0.10% 0.33% (20) bps Allowance for loan losses $1,588 $1,588 $2,188 ($600) ALL/annualized NCOs2 673% 968% 484% ALL/n naccrual loans retained 34% 33% 39% Card Services7 Net charge-offs $774 $759 $797 ($23) NCO rate 2.42% 2.41% 2.48% (6) bps Allowance for loan losses $3,434 $3,434 $3,439 ($5) ALL/annualized NCOs2 111% 113% 108% 1 See note 8 on slide 20 2 Net charge-offs annualized (NCOs are multiplied by 4) 3 4Q10 adjusted net charge-offs for Mortgage Banking exclude a one-time $632mm adjustment related to the timing of when the Firm recognizes charge-offs on delinquent loans 4 2Q12 adjusted net charge-offs for Card Services were $1,254mm or 4.03%; excluding the effect of a change in charge-off policy for troubled debt restructurings, 2Q12 reported net charge-offs were $1,345mm or 4.32% 5 3Q12 adjusted net charge-offs for Mortgage Banking exclude the effect of an incremental $825mm of net charge-offs based on regulatory guidance 6 4Q12 adjusted net charge-offs for Mortgage Banking reflects a full quarter of normalized Chapter 7 Bankruptcy discharge activity, which exclude one-time adjustments related to the adoption of Chapter 7 Bankruptcy discharge regulatory guidance 7 4Q14 adjusted net charge-offs for Card Services were $797mm or 2.48% excluding losses from portfolio exits; 4Q14 reported net charge-offs were $858mm or 2.69% NCOs ($mm) 2,081 1,385 1,224 1,169 1,080 952 901 877 808 697 599 534 452 293 206 168 177 112 81 113 104 81 41 59 4,512 3,721 3,133 2,671 2,226 1,810 1,499 1,390 1,386 1,254 1,116 1,097 1,082 1,014 892 891 888 885 798 797 789 800 759 774 $0 $1,000 $2,000 $3,000 $4,000 $5,000 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 Mortgage Banking Card Services 3 4 5 6 7 17

8,317 8,123 7,634 7,241 7,017 6,921 6,645 6,616 6,303 16,264 15,847 15,326 14,889 14,185 14,065 13,915 13,466 13,555 0.00% 1.00% 2.00% 3.00% 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 0% 100% 200% 300% 400% 4Q15 3Q15 4Q14 Consumer, ex. credit card LLR/Total loans 1.01% 1.06% 1.50% LLR/NPLs 58 55 58 Credit Card LLR/Total loans 2.61% 2.73% 2.69% Wholesale LLR/Total loans 1.21% 1.21% 1.14% LLR/NPLs 437 385 617 Firmwide LLR/Total loans 1.37% 1.40% 1.55% LLR/NPLs (ex. credit card) 117 109 106 LLR/NPLs 172 161 155 Firmwide – Coverage ratios1  $13.6B of loan loss reserves at December 31, 2015, down $0.6B from $14.2B in the prior year, reflecting improved portfolio credit quality  Nonperforming loan loss coverage ratio (ex. credit card) of 117%1 1 See note 5 on slide 20 Comments JPM Credit Summary $mm 18 $mm Loan loss reserve Nonperforming retained loans Loan loss reserve/Total loans1 Loan loss reserve/NPLs1

IB League Tables

League table results – wallet share

	FY2015 Rank	FY2015 Share	FY2014 Rank	FY2014 Share
Based on fees [1]:				
Global Debt, Equity & Equity-related	**1**	**7.7 %**	**1**	**7.6%**
U.S. Debt, Equity & Equity-related	1	11.6 %	1	10.7%
Global Long-term Debt[2]	**1**	**8.3 %**	**1**	**8.0%**
U.S. Long-term Debt	1	11.9 %	1	11.7%
Global Equity & Equity-related[3]	**1**	**7.0 %**	**3**	**7.1%**
U.S. Equity & Equity-related	1	11.1 %	3	9.6%
Global M&A[4]	**2**	**8.5 %**	**2**	**8.0%**
U.S. M&A	2	10.0 %	2	9.7%
Global Loan Syndications	**1**	**7.6 %**	**1**	**9.3%**
U.S. Loan Syndications	2	10.7 %	1	13.1%
Global IB fees[1,5]	**1**	**7.9 %**	**1**	**8.0%**

League table results – volumes

	FY2015 Rank	FY2015 Share	FY2014 Rank	FY2014 Share
Based on volumes [6]:				
Global Debt, Equity & Equity-related	**1**	**6.8 %**	**1**	**6.8%**
U.S. Debt, Equity & Equity-related	1	11.3 %	1	11.8%
Global Long-term Debt[2]	**1**	**6.8 %**	**1**	**6.7%**
U.S. Long-term Debt	1	10.8 %	1	11.3%
Global Equity & Equity-related[3]	**3**	**7.2 %**	**3**	**7.5%**
U.S. Equity & Equity-related	1	12.4 %	2	11.0%
Global M&A Announced[4]	**3**	**30.1 %**	**2**	**20.5%**
U.S. M&A Announced	2	36.7 %	3	25.2%
Global Loan Syndications	**1**	**10.5 %**	**1**	**12.3%**
U.S. Loan Syndications	1	16.8 %	1	19.0%

Source: Volumes from Dealogic Analytics & Wallet from Dealogic Media Manager Cortex as of January 4, 2016

1 Reflects ranking of revenue wallet and market share

2 Long-term debt rankings include investment-grade, high-yield, supranational, sovereigns, agencies, covered bonds, asset-backed securities ("ABS") and mortgage-backed securities ("MBS"); and exclude money market, short-term debt and U.S. municipal securities

3 Global Equity and equity-related ranking includes rights offerings and Chinese A-Shares

4 Announced M&A and M&A reflects the removal of any withdrawn transactions. U.S. announced M&A volumes represent any U.S. involvement ranking. U.S. M&A revenue wallet represents wallet from client parents based in the U.S.

5 Global Investment Banking fees per Dealogic exclude money market, short-term debt and shelf deals

6 Rankings reflect transaction volume rank and market share. Global announced M&A is based on transaction value at announcement; because of joint M&A assignments, M&A market share of all participants will add up to more than 100%. All other transaction volume-based rankings are based on proceeds, with full credit to each book manager/equal if joint

19

JPMORGAN CHASE & CO.

Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results, including the overhead ratio, and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a fully taxable-equivalent (“FTE”) basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable securities and investments. This non- GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. 2. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”), are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s tangible common equity divided by period-end common shares. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity. 3. Common equity Tier 1 (“CET1”) capital, Tier 1 capital, Total capital, risk-weighted assets (“RWA”) and the CET1, Tier 1 capital and total capital ratios and the supplementary leverage ratio (“SLR”) under the Basel III Fully Phased-In capital rules to which the Firm will be subject as of January 1, 2019, are each non-GAAP financial measures. These measures are used by management, bank regulators, investors and analysts to assess and monitor the Firm’s capital position. For additional information on these measures, see Regulatory capital on pages 146-153 of JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2014, and on pages 69-73 of the Firm’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015. 4. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures, and exclude Firmwide legal expense ($644 million and $3.0 billion in the fourth quarter and full year of 2015, respectively). Management believes this information helps investors understand the effect of this item on reported results and provides an alternate presentation of the Firm’s performance. 5. The ratios of the allowance for loan losses to end-of-period loans retained and allowance for loan losses to nonperforming loans exclude the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired (“PCI”) loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. 6. Within Consumer & Community Banking, Card Services provides certain non-GAAP financial measures, as such measures are used by management to facilitate a more meaningful comparison with prior periods. The net revenue rate for the fourth quarter of 2015 excludes a gain on the initial public offering of Square and other non-core items, and the net revenue rate and net charge-off rate for the fourth quarter of 2014 exclude the impact of non-core portfolio exits. 7. The CIB provides certain non-GAAP financial measures, as such measures are used by management to assess the underlying performance of the business and for comparability with peers:  The ratio of the allowance for loan losses to end-of-period loans is calculated excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio.  Adjusted ROE for the fourth quarter 2015 is calculated excluding a total of $142mm, after tax, of legal expense and reserve build  Within Markets & Investor Services revenue, the change in Markets revenue, Fixed Income Markets revenue and Equity Markets revenue excludes the decline related to business simplification. 8. Net charge-offs for Mortgage Banking and Card Services may be adjusted for significant items, as indicated. These adjusted charge-offs are non-GAAP financial measures used by management to facilitate comparisons with prior periods. 20 Notes

Additional notes on financial measures 1. Core loans include loans considered central to the Firm’s ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit. 2. Effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation. For further discussion, see page 33 of the Earnings Release Financial Supplement. 3. Effective October 1, 2015, the Firm adopted new accounting guidance for the presentation of debt issuance costs. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation. For further discussion, see page 33 of the Earnings Release Financial Supplement. 21 Notes

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2014, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015, and September 30, 2015, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase & Co.’s website (http://investor.shareholder.com/jpmorganchase), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. 22